Exhibit 10-32

April 28, 2000

Albert's Organics, Inc.
32275 Peppertree Bend
San Juan Capistrano, California 92675

Attention: Kevin T. Michel, Vice President

RE: Note Secured by Deed of Trust of even date herewith, in the Original Principal Sum of $1,948,000.00 and Note Secured by Deed of Trust of even date herewith, in the Original Principal Sum of $865,000.00, (collectively, the "Note") executed by Albert's Organics, Inc., a California corporation ("Borrower") in favor of City National Bank ("CNB"), which Note is secured by a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith executed by Borrower, as Trustor, in favor of CNB, as Beneficiary, on that certain real property located at 3268 E. Vernon Avenue, Vernon, California 90058 ("Property")

Dear Mr. Michel:

This is to confirm that CNB will extend the loan more completely described in the enclosed Note, subject to the additional terms and conditions set forth herein. Capitalized terms not defined in this letter have the meanings given them in the Note. This letter is hereby incorporated into the Note (this letter and the Note, collectively, the "Note").

The following shall constitute additional Events of Default under the Note:

Failure of Borrower and guarantor to furnish CNB, within the times specified, the following statements:

Within one hundred twenty (120) days after the close of each fiscal year of Borrower, the following reports and information, each in form acceptable to CNB and certified by Borrower to be true and correct;

A copy of the annual financial statement of Borrower for such year, in form acceptable to CNB and consisting of not less than an income statement, balance sheet, reconciliation of net worth and statement of cash flows, with notes thereto;

An annual report of operating income and expenses of the Property for such fiscal year, if the Property is leased to an unrelated third party;

A current rent roll of the Property; and

Copies of all new leases and all amendments to existing leases entered into by Borrower with respect to the Property since the end of the prior fiscal year.

Such additional information, reports and/or statements as CNB may, from time to time, reasonably request;

Failure of Borrower and guarantor of this Note to furnish current financial statements on CNB's form or in such other form acceptable to CNB, certified by such guarantor to be true and correct, delivered within one hundred twenty (120) days after Borrower's fiscal year end of each year. CNB agrees that financial statements furnished in the form prepared by guarantor for Securities Exchange Commission ("SEC") financial reporting will be acceptable.

Except for documents and instruments specifically referenced in this letter, the Note or the Deed of Trust or executed in connection with the Note or the Deed of Trust, this letter and the Note constitute the entire agreement of the parties hereto and supersedes any prior or contemporaneous oral or written agreements, understandings, representations, warranties and negotiations, if any, which are merged into this letter and the Note. If you agree to accept the terms of this letter and the Note, please sign the enclosed acknowledgement copy of this letter, as well as the enclosed Note, and return them to me on or before May 10, 2000.

Sincerely,

"Lender"

City National Bank,
a national banking association

By:
     -------------------------------------
     Cindy L. Cindrich,
Its: Vice President

Accepted and Agreed this _____ day of _______________________, 19___.

"Borrower"

Albert's Organics, Inc., a California corporation

By:
     -------------------------------------
     Kevin T. Michel, Vice President

Consent of Trustor:

"Trustor"

Albert's Organics, Inc., a California corporation

By:
     -------------------------------------
     Kevin T. Michel, Vice President

DO NOT DESTROY THIS NOTE: When paid, this Note, with the Deed of Trust securing same, must be surrendered to trustee under the Deed of Trust for cancellation before reconveyance will be made.

NOTE SECURED BY DEED OF TRUST
(Installment - Interest (Fixed) Included)

Loan No. 65295
$865,000.00       Account No. 644053
9701 Wilshire Boulevard
Suite 600
Beverly Hills, California 90212
         April 28, 2000

On June 1, 2007, Albert's Organics, Inc., a California corporation ("Borrower") promises to pay in immediately available funds to the order of City National Bank, a national banking association ("CNB"), at its office set forth above, the principal sum of Eight Hundred Sixty Five Thousand and No/100 Dollars ($865,000.00), or so much thereof as may be outstanding, with interest thereon to be computed from the date of its disbursement at a rate computed on a basis of a 360-day year, actual days elapsed, equal to 8.55% ("Interest Rate").

The first payment under this Note shall be for accrued interest only and shall be due on June 1, 2000, with principal and interest together payable in installments of Thirteen Thousand Seven Hundred Seventy Four and 33/100 Dollars ($13,774.33) each month commencing with the first day of July, 2000, and continuing thereafter on the same day of each month until maturity, as above stated, when all unpaid interest and principal shall be payable. The above stated monthly payments of principal and interest will amortize the loan in seven (7) years.

The occurrence of any of the following with respect to Borrower or any guarantor of this Note or any general partner of Borrower or such guarantor, shall constitute an "Event of Default" hereunder:

The failure to make any payment of principal or interest when due under this Note;

The filing of a petition by or against any of such parties under any provisions of the Bankruptcy Code;

The appointment of a receiver or an assignee for the benefit of creditors;

The commencement of dissolution or liquidation proceedings or the disqualification of any such parties which is a corporation, partnership, joint venture or any other type of entity;

The death or incapacity of any of such parties which is an individual;

The revocation of any guaranty, or any guaranty becomes unenforceable as to any future advances under this Note;

Any financial statement provided by any of such parties to CNB is false or misleading;

Any sale or transfer of all or a substantial or material party of the assets of any of such parties other than in the ordinary course of business or other than a transfer which is not an Accelerating Transfer as set forth in the Deed of Trust securing this Note; or

Any violation, breach or default under any letter agreement, guaranty, security agreement, deed of trust or any other contract or instrument executed in connection with this Note or securing this Note.

Upon the occurrence of an Event of Default, CNB, at its option, may declare all sums outstanding hereunder to be immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrower. Borrower agrees to pay all costs and expenses, including reasonable attorneys' fees, expended or incurred by CNB (or allocable to CNB's in-house counsel) in connection with the enforcement of this Note or the collection of any sums due hereunder and irrespective of whether suit is filed. Upon the occurrence and during the continuance of an Event of Default, the unpaid principal balance hereunder shall bear additional interest at a rate of five percent (5.0%) per year higher than the interest rate as determined and computed above.

Borrower shall pay to CNB a late charge of 6% or $5.00, whichever is greater, of each and every monthly installment not received by CNB on or before the tenth
(10th) day after the installment is due.

Should Borrower (or any successor in interest to Borrower) without the prior written consent of CNB, sell, transfer, mortgage, pledge, hypothecate, assign or encumber his interest in the property (or any part thereof) which secured this Note, whether voluntarily or involuntarily, then CNB may at its option declare the whole sum of principal and interest (and all other sums secured by any Deed of Trust taken as security for this Note) immediately due and payable. This provision shall apply to each and every sale, transfer, mortgage, pledge, hypothecation, assignment or encumbrance regardless whether or note CNB has consented to, or waived, its right hereunder, whether by action or non-action, in connection with any previous sale, transfer, mortgage, pledge, hypothecation, assignment or encumbrance, whether one or more. An accelerated transfer shall not include a sale, lease or other transfer to United Natural Foods, Inc., a Delaware corporation, or any of its direct or indirect subsidiaries as long as the net worth of the transferor is at least equal to the net worth of Borrower, provided that no party shall be released from liability under the Loan Documents, in connection with any such transfer.

Borrower shall have the right to prepay the principal of this Note, in whole or in part, on the first day of a calendar month, which prepayment must be preceded by not less than thirty (30) days prior written notice to CNB of Borrower's intention to make such prepayment, the amount thereof, and the date upon which such prepayment will be made, and there shall be paid to CNB concurrently with such payment all then accrued interest and any and all other amounts then due hereunder, TOGETHER WITH A PREPAYMENT CHARGE equal to the greater of:

(1) One percent (1%) of the principal balance being prepaid; or

(2) An amount obtained by:

(a) first computing a "Future Value," which shall be equal to the product of:

(i) the excess, if any, expressed as a decimal, of (A) the Interest Rate at the time of such prepayment, over (B) the Yield Rate, as that term is hereinafter defined, multiplied by

(ii) the quotient obtained by dividing (a) the number of days after such prepayment date through and including the Maturity Date by (b) 360, and multiplied by

(iii) the amount of principal balance to be prepaid,

and then,

(b) determining the present value, as of the date of prepayment, of a future payment in an amount equal to the Future Value paid on the Maturity Date, discounted at a discount rate equal to the Yield Rate.

The Yield Rate, as used herein, shall be the yield to maturity of that U.S. Treasury Bond or Note (as reported in the edition of the Wall Street Journal, or similar publication which is dated on the fifth (5th) business day preceding the proposed prepayment date), the due date of which is closest to (either before, after or on) the Maturity Date of this Note. However, if the period between the Maturity Date and the closest due date of the U.S. Treasury Bond or Note exceeds six (6) months, the average of the yields to maturity of the two (2) U.S. Treasury Bonds or Notes, with due dates next preceding and following the Maturity Date, shall be used to compute such difference; and if there are two
(2) or more U.S. Treasury Bonds or Notes with the same due dates, that one whose yield to maturity is closest to the Interest Rate shall be used to compute such difference. The Yield Rate shall be rounded to the nearest one-hundredth of one percent (0.01%).

Notwithstanding the above, Borrower shall have the right to prepay the principal of this Note, in whole or in part, without any prepayment charge during the last six (6) months of the loan term, provided payment is received, on the first
(1st) day of a calendar month, which prepayment must be preceded by not less than thirty (30) days prior written notice to CNB of Borrower's intention to make such prepayment, the amount thereof, and the date upon which such payment will be made, and there shall be paid to CNB concurrently therewith, all then accrued interest and any and all other amounts then due thereunder.

In the event that CNB declares all sums due hereunder immediately due and payable upon the occurrence of an Event of Default, Borrower shall pay to CNB a prepayment charge equal to the prepayment charge (calculated as set forth above) which would be due hereunder if Borrower had exercised its right to prepay this Note on and as of the date CNB declares such sums immediately due and payable.

BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT PREMIUM OR CHARGE, UPON ACCELERATION OF THE MATURITY OF THIS NOTE (WHETHER ARISING UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE OR OTHERWISE), AND BORROWER HEREBY AGREES TO PAY THE PREPAYMENT CHARGE SET FORTH ABOVE, WHETHER ANY PREPAYMENT IS VOLUNTARY OR UPON OR FOLLOWING ANY ACCELERATION OF THIS NOTE (INCLUDING, WITHOUT LIMITATION, ANY ACCELERATION FOLLOWING A TRANSFER, MORTGAGE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR ENCUMBRANCE OF THE PROPERTY (OR ANY PART THEREOF) WHICH SECURES THIS NOTE). BORROWER HAS SEPARATELY INITIALED THIS PROVISION IN THE SPACE PROVIDED BELOW AND DECLARES THAT CNB'S AGREEMENT TO MAKE THE LOAN EVIDENCED HEREBY ON THE TERMS AND CONDITIONS HEREOF CONSTITUTES ADEQUATE CONSIDERATION, OF INDIVIDUAL WEIGHT, FOR THIS WAIVER AND AGREEMENT BY BORROWER.

      Borrower's initials:
                                  --------------------------------

Should this Note be signed by more than one person and/or firm and/or corporation, all of the obligations herein contained shall be considered joint and several obligations of each signer hereof.

IT IS A FURTHER CONDITION OF THIS NOTE THAT ANY DEFAULT IN THE OBSERVANCE, PERFORMANCE OR DISCHARGE OF ANY CONDITION, COVENANT OR AGREEMENT CONTAINED IN EITHER THIS NOTE OR NOTE NO. 65294 OF EVEN DATE HEREWITH, IN THE AMOUNT OF $1,948,000.00, BOTH OF WHICH ARE EXECUTED BY BORROWER, SHALL, AT THE OPTION OF CNB, ALSO CONSTITUTE A DEFAULT IN BOTH OF SAID NOTES.

"Borrower"

Albert's Organics, Inc., a California corporation

By:
     -------------------------------------
     Kevin T. Michel, Vice President

DO NOT DESTROY THIS NOTE: When paid, this Note, with the Deed of Trust securing same, must be surrendered to trustee under the Deed of Trust for cancellation before reconveyance will be made.

NOTE SECURED BY DEED OF TRUST
(Installment - Interest (Fixed) Included)

Loan No. 65294
$1,948,000.00     Account No. 644053
9701 Wilshire Boulevard
Suite 600
Beverly Hills, California 90212
         April 28, 2000

On June 1, 2015, Albert's Organics, Inc., a California corporation ("Borrower") promises to pay in immediately available funds to the order of City National Bank, a national banking association ("CNB"), at its office set forth above, the principal sum of One Million Nine Hundred Forty Eight Thousand and No/100 Dollars ($1,948,000.00), or so much thereof as may be outstanding, with interest thereon to be computed from the date of its disbursement at a rate computed on a basis of a 360-day year, actual days elapsed, equal to 8.60% ("Interest Rate").

The first payment under this Note shall be for accrued interest only and shall be due on June 1, 2000, with principal and interest together payable in installments of Nineteen Thousand Four Hundred Forty and 45/100 Dollars ($19,440.45) each month commencing with the first day of July, 2000, and continuing thereafter on the same day of each month until maturity, as above stated, when all unpaid interest and principal shall be payable. The above stated monthly payments of principal and interest will amortize the loan in fifteen (15) years.

The occurrence of any of the following with respect to Borrower or any guarantor of this Note or any general partner of Borrower or such guarantor, shall constitute an "Event of Default" hereunder:

The failure to make any payment of principal or interest when due under this Note;

The filing of a petition by or against any of such parties under any provisions of the Bankruptcy Code;

The appointment of a receiver or an assignee for the benefit of creditors;

The commencement of dissolution or liquidation proceedings or the disqualification of any such parties which is a corporation, partnership, joint venture or any other type of entity;

The death or incapacity of any of such parties which is an individual;

The revocation of any guaranty, or any guaranty becomes unenforceable as to any future advances under this Note;

Any financial statement provided by any of such parties to CNB is false or misleading;

Any sale or transfer of all or a substantial or material party of the assets of any of such parties other than in the ordinary course of business or other than a transfer which is not an Accelerating Transfer as set forth in the Deed of Trust securing this Note; or

Any violation, breach or default under any letter agreement, guaranty, security agreement, deed of trust or any other contract or instrument executed in connection with this Note or securing this Note.

Upon the occurrence of an Event of Default, CNB, at its option, may declare all sums outstanding hereunder to be immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrower. Borrower agrees to pay all costs and expenses, including reasonable attorneys' fees, expended or incurred by CNB (or allocable to CNB's in-house counsel) in connection with the enforcement of this Note or the collection of any sums due hereunder and irrespective of whether suit is filed. Upon the occurrence and during the continuance of an Event of Default, the unpaid principal balance hereunder shall bear additional interest at a rate of five percent (5.0%) per year higher than the interest rate as determined and computed above.

Borrower shall pay to CNB a late charge of 6% or $5.00, whichever is greater, of each and every monthly installment not received by CNB on or before the tenth
(10th) day after the installment is due.

Should Borrower (or any successor in interest to Borrower) without the prior written consent of CNB, sell, transfer, mortgage, pledge, hypothecate, assign or encumber his interest in the property (or any part thereof) which secured this Note, whether voluntarily or involuntarily, then CNB may at its option declare the whole sum of principal and interest (and all other sums secured by any Deed of Trust taken as security for this Note) immediately due and payable. This provision shall apply to each and every sale, transfer, mortgage, pledge, hypothecation, assignment or encumbrance regardless whether or note CNB has consented to, or waived, its right hereunder, whether by action or non-action, in connection with any previous sale, transfer, mortgage, pledge, hypothecation, assignment or encumbrance, whether one or more. An accelerated transfer shall not include a sale, lease or other transfer to United Natural Foods, Inc., a Delaware corporation, or any of its direct or indirect subsidiaries as long as the net worth of the transferor is at least equal to the net worth of Borrower, provided that no party shall be released from liability under the Loan Documents, in connection with any such transfer.

Borrower shall have the right to prepay the principal of this Note, in whole or in part, on the first day of a calendar month, which prepayment must be preceded by not less than thirty (30) days prior written notice to CNB of Borrower's intention to make such prepayment, the amount thereof, and the date upon which such prepayment will be made, and there shall be paid to CNB concurrently with such payment all then accrued interest and any and all other amounts then due hereunder, TOGETHER WITH A PREPAYMENT CHARGE equal to the greater of:

(1) One percent (1%) of the principal balance being prepaid; or

(2) An amount obtained by:

(a) first computing a "Future Value," which shall be equal to the product of:

(i) the excess, if any, expressed as a decimal, of (A) the Interest Rate at the time of such prepayment, over (B) the Yield Rate, as that term is hereinafter defined, multiplied by

(ii) the quotient obtained by dividing (a) the number of days after such prepayment date through and including the Maturity Date by (b) 360, and multiplied by

(iii) the amount of principal balance to be prepaid,

and then,

(b) determining the present value, as of the date of prepayment, of a future payment in an amount equal to the Future Value paid on the Maturity Date, discounted at a discount rate equal to the Yield Rate.

The Yield Rate, as used herein, shall be the yield to maturity of that U.S. Treasury Bond or Note (as reported in the edition of the Wall Street Journal, or similar publication which is dated on the fifth (5th) business day preceding the proposed prepayment date), the due date of which is closest to (either before, after or on) the Maturity Date of this Note. However, if the period between the Maturity Date and the closest due date of the U.S. Treasury Bond or Note exceeds six (6) months, the average of the yields to maturity of the two (2) U.S. Treasury Bonds or Notes, with due dates next preceding and following the Maturity Date, shall be used to compute such difference; and if there are two
(2) or more U.S. Treasury Bonds or Notes with the same due dates, that one whose yield to maturity is closest to the Interest Rate shall be used to compute such difference. The Yield Rate shall be rounded to the nearest one-hundredth of one percent (0.01%).

Notwithstanding the above, Borrower shall have the right to prepay the principal of this Note, in whole or in part, without any prepayment charge during the last six (6) months of the loan term, provided payment is received, on the first
(1st) day of a calendar month, which prepayment must be preceded by not less than thirty (30) days prior written notice to CNB of Borrower's intention to make such prepayment, the amount thereof, and the date upon which such payment will be made, and there shall be paid to CNB concurrently therewith, all then accrued interest and any and all other amounts then due thereunder.

In the event that CNB declares all sums due hereunder immediately due and payable upon the occurrence of an Event of Default, Borrower shall pay to CNB a prepayment charge equal to the prepayment charge (calculated as set forth above) which would be due hereunder if Borrower had exercised its right to prepay this Note on and as of the date CNB declares such sums immediately due and payable.

BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT PREMIUM OR CHARGE, UPON ACCELERATION OF THE MATURITY OF THIS NOTE (WHETHER ARISING UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE OR OTHERWISE), AND BORROWER HEREBY AGREES TO PAY THE PREPAYMENT CHARGE SET FORTH ABOVE, WHETHER ANY PREPAYMENT IS VOLUNTARY OR UPON OR FOLLOWING ANY ACCELERATION OF THIS NOTE (INCLUDING, WITHOUT LIMITATION, ANY ACCELERATION FOLLOWING A TRANSFER, MORTGAGE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR ENCUMBRANCE OF THE PROPERTY (OR ANY PART THEREOF) WHICH SECURES THIS NOTE). BORROWER HAS SEPARATELY INITIALED THIS PROVISION IN THE SPACE PROVIDED BELOW AND DECLARES THAT CNB'S AGREEMENT TO MAKE THE LOAN EVIDENCED HEREBY ON THE TERMS AND CONDITIONS HEREOF CONSTITUTES ADEQUATE CONSIDERATION, OF INDIVIDUAL WEIGHT, FOR THIS WAIVER AND AGREEMENT BY BORROWER.

      Borrower's initials:
                                  --------------------------------

Should this Note be signed by more than one person and/or firm and/or corporation, all of the obligations herein contained shall be considered joint and several obligations of each signer hereof.

IT IS A FURTHER CONDITION OF THIS NOTE THAT ANY DEFAULT IN THE OBSERVANCE, PERFORMANCE OR DISCHARGE OF ANY CONDITION, COVENANT OR AGREEMENT CONTAINED IN EITHER THIS NOTE OR NOTE NO. 65295 OF EVEN DATE HEREWITH, IN THE AMOUNT OF $865,000.00, BOTH OF WHICH ARE EXECUTED BY BORROWER, SHALL, AT THE OPTION OF CNB, ALSO CONSTITUTE A DEFAULT IN BOTH OF SAID NOTES.

"Borrower"

Albert's Organics, Inc., a California corporation

By:
     -------------------------------------
     Kevin T. Michel, Vice President

Recording Requested By
And When Recorded Mail To:

City National Bank
9701 Wilshire Boulevard, Suite 600
Beverly Hills, CA  90212

Attn:    Sylvain A. Elfassi
         Loan No. 65294 & 65295

======

DEED OF TRUST, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
(Permanent)

This Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (this "Deed of Trust") is made this 28th day of April, 2000, between Albert's Organics, Inc., a California corporation, herein called TRUSTOR, whose address is 3268-3320 E. Vernon Avenue, Vernon, California 90058, Lawyers Title Company, a California corporation, herein called TRUSTEE, and City National Bank, a national banking association, 9701 Wilshire Boulevard, Suite 600, Beverly Hills, California 90212, herein called BENEFICIARY.

Trustor IRREVOCABLY GRANTS, TRANSFERS, CONVEYS AND ASSIGNS to TRUSTEE IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, that certain real property in Los Angeles County, California (the "Property") and more particularly described in Exhibit "A" attached hereto and by this reference incorporated herein;

TOGETHER WITH all the reversionary estate, right, title and interest of Trustor in and to all leases and other occupancy agreements affecting the Property or any portion thereof now or hereafter existing or entered into, together with any and all amendments, extensions and renewals thereof (the "Leases"), and any and all guaranties of the obligations of lessees under the Leases and under any and all amendments, extensions and renewals thereof, and all right, title and interest of Trustor thereunder, including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of a similar nature;

TOGETHER WITH an absolute assignment of all rents, income, receipts, revenues, royalties, issues and profits and other benefits (collectively, the "Rents") now due or which may become due or to which Trustor may now or shall hereafter become entitled or may demand or claim, arising or issuing from or out of the Leases, or from or out of the Trust Estate (as hereinafter defined) or any part thereof, subject, however, to a license granted by Beneficiary to Trustor, as hereinafter provided, to collect and receive all of the Rents;

TOGETHER WITH any and all buildings and improvements now or hereafter erected thereon (the "Improvements"), and all materials intended for construction, re-construction, alteration and repair of the Improvements, all of which materials shall be deemed to be included within the Property immediately upon the delivery thereof to the Property and including, but not limited to, the fixtures, attachments, appliances, equipment, machinery, and other articles attached to the Improvements (unless the context clearly indicates otherwise, all references herein to the "Property" shall be deemed to include not only the real property described in Exhibit "A" attached hereto but also the Improvements and all easements and other real property rights and interests appurtenant to the Property);

TOGETHER WITH all right, title and interest of Trustor in and to all options to purchase or lease the Property or any portion thereof or interest therein;

TOGETHER WITH all right, title and interest of Trustor in and to all easements, rights-of-way and rights used in connection therewith or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto, and all development rights, mineral rights, water rights and shares of stock evidencing the same;

TOGETHER WITH all right, title and interest of Trustor in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Property;

TOGETHER WITH all interests, estates or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Property; and

Trustor further GRANTS, TRANSFERS, CONVEYS AND ASSIGNS to BENEFICIARY as security for the Secured Obligations, as such term is defined below, all right, title and interest of Trustor in and to all accounts held by Beneficiary in connection with the loan transaction secured hereby, including the loan funds, whether disbursed or not, and the account in which Trustor, as borrower, has or will deposit borrower's funds in connection with such transaction;

TOGETHER WITH all right, title and interest of Trustor in and to all claims, causes of action and recoveries by settlement or otherwise for any damage to, or loss, taking, or diminution in the value of, any of the Property, or for any breach (or rejection in bankruptcy) of any lease of the Property or Collateral (as hereinafter defined) to Trustor as lessee, by any lessor thereunder (or such lessor's trustee in bankruptcy);

TOGETHER WITH all right, title and interest of Trustor in and to all tangible personal property owned by Trustor, whether or not acquired with the Loan proceeds, and now or at any time hereafter held or stockpiled on, at or off the Property for incorporation into or use in connection with the Improvements, including, but not limited to: all goods, materials, supplies, tools, chattels, furniture, machinery, equipment, engines, appliances and fixtures now or later to be attached to, placed in or on, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Property and the Improvements, including those used for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage; all wall beds, wall safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumbwaiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm systems, draperies, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice boxes, refrigerators, heating units, stoves, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, communications systems, all specifically designed installations and furnishings, all building materials, supplies and equipment now or hereafter delivered to the Property; together with all additions to, substitutions for, changes in or replacements or renewals of the whole or any part of such articles of property; all of such items, whether now or hereafter installed, being hereby declared to be for all purposes of this Deed of Trust a part of the Property;

TOGETHER WITH all personal property located at any other location and marked for or identified on the books and records of the Borrower, the general contractor, any subcontractor or materialman as being intended for incorporation into the Improvements;

TOGETHER WITH all building permits and any other licenses and approvals that may be required by the governmental authorities having or exercising jurisdiction over the construction of the Improvements;

TOGETHER WITH all plans and any working drawings that are used or intended for use in constructing the Improvements, whether in the possession of the Trustor, any architect employed by Trustor, the general contractor, any subcontractor or materialman;

TOGETHER WITH all the estate, interest, right, title or other claim or demand, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Trustor now has or may hereafter acquire in the Property, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Property, including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages;

TOGETHER WITH all refunds, rebates, reimbursements, reserves, deferred payments, deposits, cost savings, governmental subsidy payments, government-registered credits (such as emissions reduction credits), other credits, waivers and payments, whether in cash or in kind, due from or payable by (i) any federal, state, municipal or other governmental or quasi-governmental agency, authority or district (a "Governmental Agency") or (ii) any insurance or utility company, relating to any or all of the Property or arising out of the satisfaction of any conditions imposed upon or the obtaining of any approvals for the development of the Property;

TOGETHER WITH all refunds, rebates, reimbursements, credits and payments of any kind due from or payable by any Governmental Agency for any taxes, special taxes, assessments, or similar governmental or quasi-governmental charges or levies imposed upon Trustor with respect to the Property or upon any or all of the Property itself or arising out of the satisfaction of any conditions imposed upon or the obtaining of any approvals for the development of the Property; and

TOGETHER WITH all rights that Trustor may have as declarant under any covenants, conditions or restrictions affecting the Property.

The entire estate, property and interest hereby conveyed to Trustee may hereinafter be collectively referred to as the "Trust Estate."

THIS DEED OF TRUST IS MADE FOR THE PURPOSE OF SECURING THE FOLLOWING OBLIGATIONS (THE "SECURED OBLIGATIONS") IN ANY ORDER OF PRIORITY THAT BENEFICIARY MAY
CHOOSE:

Due, prompt and complete performance of each obligation, covenant and agreement of Trustor herein contained, and repayment of any funds advanced by or which Beneficiary or Trustee become obligated to advance under this Deed of Trust with interest thereon, at the Default Rate, as hereinafter provided.

Payment of the indebtedness in the principal sum of (i) One Million Nine Hundred Forty Eight Thousand and No/100 Dollars ($1,948,000.00), with interest thereon, and performance of any other obligations evidenced by one promissory note of even date herewith executed by Trustor, as Borrower, in favor of Beneficiary or order, (ii) Eight Hundred Sixty Five Thousand and No/100 Dollars ($865,000.00) with interest thereon, and performance of any other obligations evidenced by one promissory note of even date herewith executed by Trustor, as Borrower, in favor of Beneficiary or order (such notes collectively hereinafter referred to as the "Note"), (iii) any supplemental terms letter executed in connection with the Note and incorporated therein, and (iv) any modification, replacement, extension or renewal thereof, (the "Indebtedness").

[Intentionally Omitted]

Payment and performance of such further sums and obligations of the then record owner of Property arising from any and all existing and future agreements and transactions with Beneficiary when a writing evidences the parties' agreement that the obligation or advance be so secured.

Due, prompt and complete payment and performance of each obligation, covenant and agreement of Trustor under any other instrument heretofore or hereafter executed by Borrower having reference to or arising out of the loan transaction secured hereby which recites that the obligations thereunder are secured by this Deed of Trust.

[Intentionally Omitted.]

This Deed of Trust, the Note, any guaranty thereof and any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby may hereinafter be referred to as the "Loan Documents." In no event shall this Deed of Trust be deemed given to secure the obligations of Trustor, or any other "Indemnitor" thereunder, arising under any Environmental Indemnity Agreement made in respect of the Property, or the obligations of the guarantor under any guaranty given in support of the Secured Obligations, or any other obligor under an instrument given to further secure the Secured Obligations, notwithstanding the fact that such agreement, guaranty and instrument shall constitute Loan Documents as herein defined.

TRUSTOR WARRANTS TO BENEFICIARY AND TRUSTEE THAT:

It has good and marketable title to an indefeasible fee estate in the Property and good and marketable title to the balance of the Trust Estate, subject to no liens, encumbrances, easements, assessments, security interest, claims or defects of any kind except (a) those listed in Beneficiary's title insurance policy and approved by Beneficiary in writing (the "Exceptions"), and (b) real estate taxes for the current year;

The Exceptions and the real estate taxes are not delinquent or in default;

It has the right to grant a security interest in the Trust Estate;

This Deed of Trust creates a first priority lien on the Property;

It will maintain and preserve the lien of this Deed of Trust until the Indebtedness has been paid in full; and

It has good, right and lawful authority to grant the liens and security interest as provided in and by this Deed of Trust.

AFFIRMATIVE COVENANTS AND AGREEMENTS OF TRUSTOR:

Payment of Indebtedness. Trustor shall promptly pay and perform, or shall cause Borrower to pay and perform, each Secured Obligation in accordance with its terms.

Maintenance, Repair and Alterations. Trustor shall, with respect to the
Property:

Keep the Property in good condition and repair;

Not remove, demolish, diminish in any respect or materially alter any of the Improvements (including landscaped and recreation areas) or any on-site paved parking area and/or structures, and in the event of the demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby and so long as such demolition or destruction is occasioned by a casualty for which Trustor is required to maintain insurance under this Deed of Trust, the same shall be replaced promptly by similar fixtures, chattels or articles of personal property free of superior titles, liens and claims and of a value at least equal to the value of the fixtures, chattels or articles of personal property demolished or destroyed;

Trustor shall not erect any new structures of any kind or additions to existing buildings or other structures which would alter the nature or lessen the quality of the Property or Improvements without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld;

Complete or restore promptly and in good and workmanlike manner any building or other structure that may be constructed, damaged or destroyed and pay when due all claims for labor performed and materials furnished therefor;

Comply with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Property or any part thereof or requiring any alterations or improvements to be made thereon;

Not commit, suffer or permit waste or deterioration;

Not commit, suffer or permit any act upon Property in violation of law, including but not limited to all Federal, state and local statutes, ordinances or regulations relating to hazardous or toxic waste or waste products or hazardous substances;

Cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of the Property may be reasonably necessary to maintain its value, the specific enumerations herein not excluding the general;

Provide, maintain and deliver to Beneficiary, at no expense to Beneficiary or Trustee, such evidence of insurance coverage, as may be reasonably required from time to time by Beneficiary, in form and substance satisfactory to Beneficiary and naming Beneficiary as loss payee or additional insured, as the case may be;

Appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee created hereunder, and protect, preserve and defend the Property and title thereto and right of possession thereof; and pay all costs and expenses, including cost of evidence of title and attorneys' fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust; and give Beneficiary and Trustee prompt notice in writing if any claim is asserted which does or could affect any of such matters, or if any action or proceeding is commenced which alleges or relates to any such claim;

Pay at least ten (10) days before delinquency all taxes, levies, charges and assessments affecting the Property, including assessments on appurtenant water stock, imposed by any public or quasi-public authority or utility company (including without limitation nongovernmental levies or assessments such as maintenance charges, owner association dues, charges or fees, and levies or charges resulting from covenants, conditions and restrictions affecting the Property), which are (or, if not paid, may become) a lien on all or part of the Property or any interest in it, or which may cause any decrease in the value of the Property or any part of it;

Pay and promptly discharge, at Trustor's cost and expense, all liens, encumbrances and charges upon the Trust Estate, or any part thereof or interest therein whether inferior or superior to this Deed of Trust and keep and maintain the same free from the claim of all persons supplying labor or materials that will enter into the construction of any and all buildings now being erected or that hereafter may be erected on the Property regardless of by whom such labor or materials may have been contracted, provided, however, that Trustor shall have the right to contest any such claim or lien so long as Trustor shall post a bond satisfactory to Beneficiary against such contested claim or lien. If Trustor shall fail to remove and discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien, encumbrance or charge by depositing in a court a bond or the amount claimed or otherwise giving security for such claim, or by procuring such discharge in such manner as is or may be prescribed by law. Trustor shall, immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing right to discharge any such lien, encumbrance or charge, together with interest thereon from the date of such expenditure at the Default Rate as hereinafter defined;

Cure within the time specified in any lease or sublease, or immediately if not specified, any defaults or breaches thereof and do all acts necessary to insure that any such lease or sublease remain in full force and effect;

With respect to any property described above which is less than a fee-simple estate, including but not limited to a leasehold estate:

Trustor shall cure within the time specified in the above-described lease, or other agreement, or immediately if not specified therein, any default or breaches thereof and to do all acts necessary to insure the above-described lease or other agreement remains in full force and effect;

Trustor shall not voluntarily terminate, surrender or subordinate any leasehold or other estate encumbered hereby and any attempt by Trustor to do so shall be wholly void and without any force and effect.

TRUSTOR FURTHER COVENANTS AND AGREES THAT TO EFFECTUATE THE TERMS AND CONDITIONS OF THIS DEED OF TRUST:

Inspections. Trustor shall have the rights from time to time without notice to inspect the Trust Estate.

Actions of Beneficiary to Preserve Trust Estate. Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to (i) enter upon and take possession of the Property for such purposes; (ii) make additions, alterations, repairs and improvements to the Trust Estate that Beneficiary may consider necessary or proper to keep the Trust Estate in good condition and repair; (iii) appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; (iv) pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and (v) in exercising any such powers, pay necessary expenses, employ counsel and pay reasonable fees therefor. Trustor shall pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the highest amount set forth in any obligation secured hereby following a default, or if the obligation secured hereby does not specify a rate of interest, at a rate of interest equal to the Beneficiary's Prime Rate as it may exists from time to time plus five percent (5.0%) but in no event less than ten percent (10.0%) per annum (the "Default Rate").

Indemnity. Trustor agrees to indemnify and hold Beneficiary, and any of its successors in interest, harmless from any waste or violations of law, including but not limited to all Federal, state and local statutes, ordinances or regulations relating to the environment and hazardous or toxic wastes.

Condemnation. Trustor hereby absolutely and irrevocably assigns to Beneficiary, and authorizes the payor to pay to Beneficiary, all awards of damages and all other compensation payable directly or indirectly in connection with any condemnation, proposed condemnation or taking for public or private use of or injury to the Property or any interest therein, and shall notify Beneficiary immediately upon obtaining knowledge of the institution of any proceedings therefor. Beneficiary, if it so chooses, may participate in any action or proceeding relating to any condemnation as herein contemplated. All moneys paid pursuant to this paragraph shall be applied first toward reimbursement of all of Beneficiary's costs and expenses of recovering such moneys, including attorneys' fees, and then in reduction of the principal amount of the Indebtedness to the extent necessary to render its security unimpaired. To the extent the Secured Obligations include obligations to reimburse the Beneficiary for moneys the Beneficiary is committed to advance to Trustor or third persons in the future, such award of damages shall be held as collateral for such reimbursement obligation in lieu of the property that is condemned. In the event of a partial taking in condemnation, the proceeds shall be apportioned in accord with the provisions of California Code of Civil Procedure Section 1265.225, as it is in effect at the time of the award. An action for inverse condemnation shall be deemed an action for condemnation under this paragraph.

Insurance. Insurance proceeds shall be held, in trust, by Beneficiary and applied to the reasonable costs of repair and restoration of the Property if such proceeds, together with funds supplied by Trustor, are sufficient to restore the Property in such a manner that the Beneficiary's security interest hereunder remains unimpaired. If the insurance proceeds, together with funds supplied by Trustor, are not sufficient to restore the Property in such manner that the Beneficiary's security interest hereunder remains unimpaired, said proceeds, at the option of Beneficiary, may be applied to the obligation secured hereby or to restoration of the property. If Trustor disagrees with Beneficiary's disposition of insurance proceeds hereunder, Trustor agrees to submit the matter to binding arbitration before a three-member panel (or one-member panel if the insurance proceeds are less than $200,000) of the American Arbitration Association pursuant to the rules and regulations of the American Arbitration Association. The arbitrators shall also apportion the costs of arbitration, including attorneys' fees, to the extent each party has prevailed.

ASSIGNMENT OF RENTS. Trustor hereby gives to, confers upon and absolutely assigns to Beneficiary all of Trustor's right, power and interest, during the continuance of these Trusts, in and to the rents, issues and profits of the Property (the "Rents"), reserving unto Trustor the right, prior to the occurrence of any Event of Default, as defined below, by Trustor, and authority to collect and retain the Rents as they become due and payable. Upon any such Event of Default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Property or any part thereof, in its own name sue for or otherwise collect the Rents including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine, and Trustor hereby appoints Beneficiary its attorney-in-fact, coupled with an interest, to perform any and all of the foregoing. The entering upon and taking possession of the Property, the collection of the Rents and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. The assignment of the Rents contained in this Deed of Trust is absolute and constitutes a present transfer of Trustor's interest in existing and future Rents with respect to the Property described in this Deed of Trust, effective upon the execution and delivery of this Deed of Trust.

STATEMENT FEE. Trustor or any other person legally entitled thereto agrees to pay $60.00 for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby.

SUBSTITUTION OF TRUSTEE. Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where the Property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed of Trust is recorded and the name and address of the new Trustee.

RELEASES, EXTENSIONS, MODIFICATIONS AND ADDITIONAL SECURITY. At any time or from time to time, without liability therefor and without notice, Beneficiary may: release any person liable for payment of any Secured Obligations; extend the time for payment or otherwise alter the terms of payment of any Secured Obligation; accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; or alter, substitute or release any property securing the Secured Obligations. At any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the evidence of the obligation secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Beneficiary may cause Trustee to: reconvey any part of the Property without any warranty; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

RECONVEYANCE. Upon written request of Beneficiary stating that all of the Secured Obligations have been paid and/or performed, Beneficiary's statement that no further commitment exists to make future advances or extend credit, and upon surrender of this Deed of Trust and the evidence of the Secured Obligations to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the Property or the portion thereof then held hereunder. Upon written request of Beneficiary, if less than all sums secured hereby have been paid, Trustee shall reconvey, without warranty, the portion of the Property then held hereunder specified by Beneficiary. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." Five (5) years after issuance of such full reconveyance, Trustee may destroy the evidence of indebtedness and this Deed of Trust (unless directed in such request to retain them).

ACCELERATING TRANSFER, EVENTS OF DEFAULT AND REMEDIES.

Accelerating Transfer. SHOULD THE TRUSTOR WITHOUT THE PRIOR WRITTEN CONSENT OF BENEFICIARY, SELL, CONVEY, TRANSFER, DISPOSE OF OR ENCUMBER THE PROPERTY OR ANY PART THEREOF OR ANY INTEREST THEREIN, ENTER INTO A LEASE COVERING ALL OR ANY PORTION THEREOF OR AN UNDIVIDED INTEREST THEREIN, WHETHER VOLUNTARILY, INVOLUNTARILY OR OTHERWISE, OR ENTER INTO AN AGREEMENT SO TO DO WITHOUT THE PRIOR WRITTEN CONSENT OF BENEFICIARY BEING FIRST HAD AND OBTAINED, OR SHOULD ANY HOLDER OF AN EQUITY INTEREST IN TRUSTOR TRANSFER OR ENCUMBER SUCH INTEREST, WHETHER VOLUNTARILY, INVOLUNTARILY OR OTHERWISE (ANY SUCH EVENT, AN "ACCELERATING TRANSFER"), THEN BENEFICIARY MAY AT ITS OPTION DECLARE ALL SUMS SECURED HEREBY IMMEDIATELY DUE AND PAYABLE. THIS PROVISION SHALL APPLY TO EACH AND EVERY SALE, CONVEYANCE, TRANSFER, DISPOSITION OR ENCUMBRANCE, REGARDLESS OF WHETHER OR NOT BENEFICIARY HAS CONSENTED TO, OR WAIVED, ITS RIGHT HEREUNDER, WHETHER BY ACTION OR NON-ACTION, IN CONNECTION WITH ANY PREVIOUS SALE, CONVEYANCE, TRANSFER, DISPOSITION OR ENCUMBRANCE, WHETHER ONE OR MORE. AN ACCELERATED TRANSFER SHALL NOT INCLUDE A SALE, LEASE OR OTHER TRANSFER TO UNITED NATURAL FOODS, INC., A DELAWARE CORPORATION, OR ANY OF ITS DIRECT OR INDIRECT SUBSIDIARIES AS LONG AS THE NET WORTH OF THE TRANSFEROR IS AT LEAST EQUAL TO THE NET WORTH OF TRUSTOR, PROVIDED THAT NO PARTY SHALL BE RELEASED FROM LIABILITY UNDER THE LOAN DOCUMENTS, IN CONNECTION WITH ANY SUCH TRANSFER.

Events of Default. Any of the following events shall be deemed an event of default ("Event(s) of Default") hereunder:

Trustor fails to perform any obligation to pay money on the Note or this Deed of Trust, when and as the same shall become due and payable, whether at maturity or by acceleration or as part of a prepayment or otherwise, and does not cure that failure within ten (10) days after written notice from Beneficiary or Trustee.

[Intentionally Omitted.]

Trustor fails in the due, prompt and complete observance and performance of any obligation, covenant or agreement contained in this Deed of Trust, other than one to pay money, and the continuation thereof for a period of twenty (20) days after written notice thereof from Beneficiary to Trustor (the "Initial Cure Period"), and Beneficiary, exercising reasonable judgment, determines that the cure cannot reasonably be completed at or before the expiration of the Initial Cure Period.

The occurrence of a default under any Secured Obligation.

The occurrence of any Event of Default, as defined therein, under any of the other Loan Documents.

Default under any agreement to which Trustor is a party, which agreement relates to the borrowing of money by Trustor from any person and which borrowing is secured by a lien on the Property, regardless of whether Beneficiary has consented to such lien, and the indebtedness secured thereby is declared due and payable prior to the date on which such indebtedness would otherwise become due and payable.

The enumeration of specific defaults above which are also covenants herein shall not create any implication that other defaults which are also covenants but are not specifically enumerated are of lesser dignity.

Remedies. Upon the occurrence and during the continuance of any Event of Default, Beneficiary may, at its option and without notice or demand upon Trustor, exercise any one or more of the following remedies:

Declare all Indebtedness and any other sums secured hereby to be immediately due and payable and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind.

In person or by agent or by a receiver appointed by a court, with or without bringing any action or proceeding and without regard to the adequacy of its security, the solvency of Trustor or the existence of waste, enter upon, take possession of, manage and operate the Property, or any part thereof, or any other portion of the Trust Estate, in its own name or in the name of Trustee, and do any acts that Beneficiary deems necessary or desirable to preserve the value, marketability or rentability of the Property and the balance of the Trust Estate, or part thereof or interest therein, to increase the income therefrom or to protect the security thereof, including without limitation the right to do any of the following: make, modify, enforce, cancel or accept surrender of any Leases now in effect or hereafter in effect on the Property or any part thereof; remove and evict any lessees; increase or decrease rents; decorate, clean and repair; incur and pay reasonable management, brokerage and attorneys' fees; maintain a reserve for replacement; and terminate the license granted to Trustor to collect the Rents, and, with or without taking possession of the Property, in Beneficiary's own name, demand, collect, receive, sue for, attach and levy the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including attorneys' fees, upon any Indebtedness, all in such order as Beneficiary may determine. The entering upon and taking possession of the Property, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default. The enforcement of such right or remedy by Beneficiary, once exercised, shall continue for so long as Beneficiary shall elect notwithstanding that the collection and applications of the Rents may have cured for the time being the original default, and, notwithstanding the continuance in possession of the Property or the collection, receipt and application of Rents. Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including the right to exercise the power of sale contained herein. Any of the actions referred to in this Paragraph 0 may be taken by Beneficiary, either in person or by agent, with or without bringing any action or proceeding, or by receiver appointed by a court, and any such action may also be taken irrespective of whether any notice of default or election to sell has been given hereunder. Further, Beneficiary, at the expense of Trustor, either by purchase, repair, or construction, may from time to time maintain and restore the Property, or any part thereof, and complete construction of any Improvements uncompleted as of the date thereof and in the course of such completion may make such changes in the contemplated Improvements as Beneficiary may deem desirable and may insure the same.

Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof.

Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Trustor's interest in the Trust Estate to be sold, which notice Trustee or Beneficiary shall cause to be duly filed for record in the Official Records of the county in which the Property is located.

Proceed as to both the real and personal property in accordance with Beneficiary's rights and remedies in respect of the Property, or proceed to sell any personal property separately and without regard to the Property in accordance with Beneficiary's rights and remedies.

Exercise any or all of the other rights and remedies provided for herein, in any of the Loan Documents or other document or agreement now or hereafter securing all or any portion of the Secured Obligations, or available under law or in equity.

Non-Judicial Foreclosure. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require. To the extent the obligation secured hereby arises from a commitment of Beneficiary to make future advances either to Trustor or a third party or extend credit subsequent to the recordation of a Notice of Default hereunder, the sums secured hereby shall also include the amount of such commitment to make future advances or extend credit, and subject to acceleration as provided in the previous paragraph. The Trustee shall pay such amount at such time as it pays all other sums secured hereby and the Beneficiary shall hold same as additional collateral for the obligation secured hereby, at such interest as is available to Beneficiary's customers in an insured deposit account with no restrictions on withdrawal.

Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, mailed or delivered to Trustor such notice of default and election to sell as is then required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the Trust Estate at time and place of sale fixed by it in such notice of sale, either as a whole, or in separate lots or parcels, and in such order as it may determine, at public auction, to the highest bidder for cash in lawful money of the United States payable at the time of sale. If the Property consists of more than one lot or parcel, the lots or parcels may be sold separately, together or in any combination, and in such order as Beneficiary determines, at the sole discretion of the Beneficiary. Trustor waives the right to direct the order in which the Property may be sold when it consists of more than one lot or parcel. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including without limitation Trustor, Trustee or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers. If allowed by law, Beneficiary, if it is the purchaser, may turn in the Note at the amount owing thereon toward payment of the purchase price (or for endorsement of the purchase price as a payment on the Note if the amount owing thereon exceeds the purchase price). Trustor hereby expressly waives any right of redemption after sale that Trustor may have at the time of sale or that may apply to the sale.

After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

Trustee may postpone sale of all or any portion of the Trust Estate by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or by subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement; or Trustee may, in its discretion, give a new notice of sale. Beneficiary may rescind any such notice of default at any time before Trustee's sale by executing a notice of rescission and recording the same. The recordation of such notice shall constitute a cancellation of any prior declaration of default and demand for sale and of any acceleration of maturity of the Indebtedness effected by any prior declaration or notice of default. The exercise by Beneficiary of the right of rescission shall not constitute a waiver of any default and demand for sale, or notices of default and of election to cause the Property to be sold, nor otherwise affect the Note or this Deed of Trust, or any of the rights, obligations or remedies of Beneficiary or Trustee hereunder.

APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and be continuing, Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Trust Estate or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in Paragraph 0 and shall continue as such and exercise all such powers until the later of (i) the date of confirmation of sale of the Trust Estate; (ii) the disbursement of all proceeds of the Trust Estate collected by such receiver and the payment of all expenses incurred in connection therewith; or (iii) the termination of such receivership with the consent of Beneficiary or pursuant to an order by a court of competent jurisdiction.

REMEDIES NOT EXCLUSIVE. Trustee and Beneficiary, and each of them, shall be entitled to enforce payment and performance of any of the Secured Obligations and to exercise all rights and powers under this Deed of Trust or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding that some or all of the Indebtedness and Secured Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Trustee or Beneficiary, or to which either of them may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies.

ACCOMMODATION DEED OF TRUST. With respect to any Trustor under this Deed of Trust who is not obligated to repay the Indebtedness, such Trustor:

Authorizes Beneficiary without notice or demand and without affecting the security granted hereunder, from time to time to renew, compromise, extend, accelerate or otherwise change the time for payment of or otherwise change the terms of the indebtedness secured hereby, or any part thereof, including increase or decrease of the rate of interest thereon;

Waives any right to require Beneficiary to proceed against the persons liable for the Indebtedness secured hereby, to proceed against or exhaust any other security securing the Secured Obligations secured hereby or to pursue any other remedy in Beneficiary's power whatsoever;

Waives any defense arising by reason of any disability, other defense, or the cessation from any cause whatsoever of the liability of any person liable for the Indebtedness secured hereby.

Until all indebtedness secured by this Deed of Trust shall have been paid in full, and no commitment on the part of the Beneficiary to make future advances or extend credit either to Trustor or a third party exists, Trustor shall have no right of subrogation, and waives any right to enforce any remedy which Beneficiary now has or may hereafter have against any person liable for the Indebtedness, and waives any benefit of, any right to participate in any security now or hereafter held by Beneficiary and without limiting the generality of the foregoing, Trustor specifically waives and relinquishes as against Beneficiary any defense or benefit otherwise available to Trustor should Beneficiary make an election of remedies as against any person liable for the Indebtedness (and irrespective of the circumstances or manner in which or whereby such election is made) which destroys or impairs Trustor's subrogation rights or rights to proceed against any person liable for the indebtedness secured hereby for reimbursement and, further, to the extent Trustor may be deemed a guarantor hereunder, such guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Trustor assumes the responsibility for being and keeping himself informed of the financial condition of any person liable for the indebtedness secured hereby and of all other circumstances bearing upon the risk of nonpayment of the indebtedness secured hereby which diligent inquiry would reveal, and agrees that Beneficiary shall have no duty to advise Trustor of information known to it regarding such condition or circumstances.

MISCELLANEOUS.

Governing Law; Severability. This Deed of Trust shall be governed by the laws of the State of California. In the event that any provision or clause of any of the Loan Documents conflicts with applicable laws, such conflicts shall not affect other provisions of such Loan Documents which can be given effect without the conflicting provision, and to this end, the provisions of the Loan Documents are declared to be severable.

Amendment; No Implied Waiver. This Deed of Trust cannot be modified, waived, discharged or terminated orally, but only by a written instrument signed by the party against whom enforcement of the modification, waiver, discharge or termination is asserted. No waiver by Beneficiary of any default or breach by Trustor hereunder shall be implied from any omission by Beneficiary to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default identified in the waiver and such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

Notices. All written notices or demands of any kind that any party hereto may be required or may desire to serve on any other party hereto in connection with this Agreement shall be served (as an alternative to personal service) by registered or certified mail, recognized overnight courier service or facsimile transmission. Any such notice or demand so to be served by registered or certified mail, recognized overnight courier service or facsimile transmission shall be delivered with all applicable delivery charges thereon fully prepaid and, if the party so to be served be Trustor, addressed to Trustor as follows:

                 Albert's Organics, Inc.
                 3268-3320 E. Vernon Avenue
                 Vernon, California 90058
                 Attn: Michael S. Fund, Kevin T. Michel
                       And Barclay Hope
                 Fax No.: ______________________

with a copy thereof to:

                 Cameron & Nittleman LLP
                 56 Exchange Terrace
                 Providence, RI  02903
                 Attn: J. F. Whinery Jr.
                 Fax No.: (401) 331-5787

and, if the party so to be served be Beneficiary, addressed to Beneficiary as follows:

                 City National Bank
                 606 South Olive Street, 20th Floor
                 Los Angeles, CA  90014
                 Attention: Cindy L. Cindrich, V.P.
                 Fax No.: (213) 833-4817

with a copy thereof to:

                 City National Bank
                 400 N. Roxbury Drive
                 Beverly Hills, CA 90210
                 Attention: General Counsel
                 Fax No.: (310) 888-6232

Service of any such notice or demand so made by mail, recognized overnight courier or facsimile transmission shall be deemed complete on the date of actual delivery as shown by the addressee?s registry or certification receipt or ?answer back confirmation,? as applicable, or at the expiration of the third business day after the date of dispatch, whichever is earlier in time. Either party hereto may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address to which or a different person to whose attention all such notices or demands are thereafter to be addressed.

Successors and Assigns. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the evidence of the obligation secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

Trustee's Acceptance. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law, and by its acceptance hereof, Trustee covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and Trustee hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

Subrogation. To the extent that proceeds of the Note are used, directly or indirectly, to pay off, satisfy or discharge, in whole or in part, any outstanding lien, charge or prior encumbrance against the Trust Estate or any part thereof, then as additional security hereunder Beneficiary shall be subrogated to any and all rights, superior titles and liens owned or claimed by any owner or holder of such outstanding liens, charges and prior encumbrances, however remote and irrespective of whether said liens, charges or encumbrances have been released of record by the holder thereof upon payment.

No Merger. If both the lessor's and lessee's estates under any Lease or any portion thereof that constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger, and, in such event, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Trust Estate pursuant to the provisions hereof, any leases or subleases then existing and created by Trustor shall not be destroyed or terminated by application of the law of merger or as a matter of law as a result of such foreclosure unless Beneficiary or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice to such tenant or subtenant.

Certain Rights of Beneficiary. Without affecting the liability of Trustor or of any other person who is or shall become bound by the terms of this Deed of Trust or who is or shall become liable for the performance of any obligation secured hereby, Beneficiary may, in such manner, upon such terms and at such times as it deems best and without notice or demand, release any party now or hereafter liable for the performance of any such obligation, extend the time for such performance, alter any of the terms of any such obligation; or accept additional security therefor, and alter, substitute or release any property securing such performance. No exercise or non-exercise by Beneficiary of any of its rights under this Deed of Trust, no dealing by Beneficiary with any person, firm or corporation and no change, impairment, loss or suspension of any right or remedy of Beneficiary shall in any way affect any of the obligations of Trustor hereunder or any security furnished by Trustor, or give Trustor any recourse against Beneficiary.

Headings. Headings are for convenience only and are not intended as a limitation on the content of the paragraph following or as an aid to the construction thereof.

Counterparts. This Deed of Trust may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Deed of Trust as Financing Statement. This Deed of Trust is intended to constitute a security agreement between Trustor and Beneficiary and Trustor hereby grants to Beneficiary a security interest in each item or component of the Trust Estate in which a security interest may be granted under the Uniform Commercial Code. The recording of this Deed of Trust shall be effective as a financing statement filed as a fixture filing under Section 9402(6) of the Code with respect to any Property which now is or later may become fixtures attached to the Property or the Improvements, and is to be recorded with the appropriate authority where the Property (including said fixtures) is situated. The mailing address of Trustor is set forth above on the first page of this Deed of Trust and the address of Beneficiary from which information concerning the security interest may be obtained is set forth above on the first page of this Deed of Trust.

[Intentionally Omitted.]

Copy of Notice of Default. The undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinbefore set forth.
IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed as of the day and year first written above.

"Trustor"

Albert's Organics, Inc., a California corporation

By:
     -------------------------------------
     Kevin T. Michel, Vice President

(ALL SIGNATURES MUST BE ACKNOWLEDGED BY A NOTARY PUBLIC)

STATE OF CALIFORNIA
COUNTY OF                   SS.

On this _______ day of ____________________________ , 2000, before me, _________
a Notary Public in and for the State of California, personally appeared ________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature
          --------

My commission expires
                      -----

                                   EXHIBIT "A"

LEGAL DESCRIPTION